Exhibit 99.1 Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this announcement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this announcement. This announcement is for informational purposes only and is not an offer to sell or the solicitation of an offer to buy securities in the United States or in any other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Neither this announcement nor anything herein forms the basis for any contract or commitment whatsoever. Neither this announcement nor any copy hereof may be taken into or distributed in the United States. The securities referred to herein have not been and will not be registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration. No public offer of securities is to be made by the Company in the United States. (Incorporated in the Cayman Islands with limited liability) (Stock Code: 1128 and Debt Stock Codes: 5279, 5280, 40102) INSIDE INFORMATION PROPOSED ISSUANCE OF NEW SERIES OF SENIOR NOTES AND BUSINESS UPDATE This announcement is issued pursuant to Rule 13.09 and 37.47B of the Listing Rules and under Part XIVA of the SFO. THE PROPOSED NOTES ISSUE The Company is pleased to announce that it proposes to conduct an offering of the Notes to Professional Investors. Completion of the proposed offering of the Notes is subject to market conditions and investor interest. Deutsche Bank AG, Singapore Branch has been appointed as the Sole Global Coordinator and Left Lead Bookrunner, Banco Nacional Ultramarino, S.A., Bank of China Limited, Macau Branch, Bank of Communications Co., Ltd. Macau Branch, BNP Paribas, BOCI Asia Limited, BofA Securities, Inc., DBS Bank Ltd. (incorporated in Singapore with limited liability), Industrial and Commercial Bank of China (Macau) Limited, J.P. Morgan Securities plc, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and United Overseas Bank Limited, Hong Kong Branch (incorporated in Singapore with limited liability) have been appointed as Joint Bookrunners. Pricing * For identification purposes only. 1 of the Notes will be determined through a book building exercise to be conducted by the Sole Global Coordinator and the Joint Bookrunners. The Notes, if issued, will be repayable at maturity, unless earlier redeemed or repurchased pursuant to their terms. The aggregate principal amount, terms and conditions of the Notes have not been determined as at the date of this announcement. Upon finalization of the terms of the Notes, it is expected that the Initial Purchasers and the Company will enter into the Purchase Agreement. The Company will make a further announcement in respect of the proposed offering of the Notes if a binding agreement is signed. The Notes have not been and will not be registered under the Securities Act or the securities law of any other jurisdiction, and may be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, non-U.S. persons (as defined in Regulation S under the Securities Act) outside the United States in reliance on Regulation S under the Securities Act and professional investors as defined in Part 1 of Schedule 1 to the SFO (including those prescribed by rules made under Section 397 of the SFO), and in accordance with any other applicable laws. None of the Notes will be offered or sold to the public in Hong Kong and none of the Notes will be placed to any Connected Person of the Company. REASONS FOR THE PROPOSED ISSUE AND PROPOSED USE OF PROCEEDS If the Notes are issued, the Company intends to use the net proceeds from the proposed offering for general corporate purposes until business recovers from the effects of the COVID-19 Pandemic, and then to facilitate the repayment of a portion of the amounts outstanding under the Wynn Macau Credit Facilities. The Board believes that there would be significant benefit to the Company in effecting the proposed issuance and using the net proceeds for the intended purpose as it would extend the maturity profile of the Group’s indebtedness and reduce the Group’s secured indebtedness. LISTING The Company will seek a listing of the Notes on the Stock Exchange and has received an eligibility letter from the Stock Exchange for the listing of the Notes. Admission of the Notes to the Stock Exchange and quotation of the Notes on the Stock Exchange are not to be taken as an indication of the merits of the Company or the Notes. BUSINESS UPDATE The Company will provide certain information to potential Professional Investors of the Notes as part of the book building exercise. To ensure that all of the Company’s shareholders and potential investors have equal and timely access to key information pertaining to the Group, set forth below are extracts of such information to be disclosed by the Company to potential Professional Investors of the Notes: 2

Recent Developments Related to COVID-19 In January 2020, an outbreak of COVID-19 was identified and has since spread throughout much of the world. The COVID-19 Pandemic had an adverse effect on our results of operations and financial condition in the first quarter of 2020, which has persisted into the second quarter of 2020. Our casino operations in Macau were closed for a 15-day period in February 2020 and resumed operations on a reduced basis on 20 February 2020. On 20 March 2020 our casinos’ operations were fully restored; however, certain health safeguards, such as limiting the number of seats per table game, slot machine spacing, temperature checks, mask protection, and health declarations remain in effect at the present time. Additionally, visitation to Macau has fallen significantly since the outbreak of COVID-19. Total visitation from mainland China to Macau decreased by 97.2%, 96.3% and 99.6% in February, March and April 2020, respectively, compared to the same periods in 2019. The decrease in visitation is driven by the outbreak’s strong deterrent effect on travel and social activities, the Chinese government’s suspension of its visa and group tour schemes that allow mainland Chinese residents to travel to Macau, quarantine measures, travel and entry restrictions and conditions in Macau, Hong Kong and certain cities and regions in mainland China, the suspension of ferry services and other modes of transportation within Macau and regionally, and, bans on entry or enhanced quarantine requirements, depending on the person’s residency and their recent travel history, for any Macau residents, PRC citizens, Hong Kong residents and Taiwan residents attempting to enter Macau. Persons who are not residents of the Greater China area are barred from entry to Macau at this time. While most of the abovementioned travel restrictions and quarantine requirements continue to weigh on visitation to Macau, beginning in June 2020 certain of these restrictions are being eased as the region gradually recovers from the COVID-19 Pandemic. It has been announced that, Guangdong Province, a PRC province adjacent to Macau, has eased quarantine requirements for those traveling between Guangdong Province and Macau. Certain groups of people including students, teachers and certain non-resident workers who are PRC citizens can travel between Macau and Zhuhai, a PRC city adjacent to Macau, subject to certain health declaration and testing requirements. Quarantine requirements for those traveling between Hong Kong and Macau have been announced to remain effective until at least 7 July 2020, at which time they may be lifted. In the initial phase of opening travel channels between Macau and other regions, it is expected that visitors seeking entry to Macau will need to test negative for COVID-19 before entering Macau. We are currently unable to determine when these measures will be lifted from additional regions and cities throughout China and lifted measures may be reintroduced if there are adverse developments in the COVID-19 situation in Macau and other regions with access to Macau. Preliminary Second Quarter Information The impact of the COVID-19 Pandemic has persisted into the second quarter of 2020. The Macau government announced publicly that monthly gross gaming revenues and total visitation from mainland China decreased by 96.8% and 99.6%, respectively, in April 2020, as compared to the same period in 2019. We expect to continue experiencing the adverse effects of the COVID-19 Pandemic throughout the second quarter of 2020. 3

As of 31 May 2020, we had unrestricted cash and cash equivalents of US$1.71 billion and US$24.1 million in available borrowing capacity under the Wynn Macau Revolver. Based on preliminary financial information through 31 May 2020, we currently expect the total operating revenues of Wynn Resorts’ Macau Operations to be in the range of US$17.9 million to US$19.0 million for the two months ended 31 May 2020, compared to US$759.7 million for the two months ended 31 May 2019. We expect Adjusted Property EBITDA of Wynn Resorts’ Macau Operations to be in the range of US$(126.1) million to US$(118.8) million for the two months ended 31 May 2020, compared to US$215.2 million for the two months ended 31 May 2019. As such, in the two months ended 31 May 2020, Wynn Resorts’ Macau Operations experienced an average daily Adjusted Property EBITDA loss of approximately US$2.0 million and an average monthly Adjusted Property EBITDA loss of approximately US$61.2 million, compared to an Adjusted Property EBITDA gain of US$3.5 million and US$107.6 million, respectively, for the comparable 2019 periods. We estimate table games win percentage negatively impacted Adjusted Property EBITDA by approximately US$24 million for the two months ended 31 May 2020 compared to a negative impact of US$12 million for the comparable 2019 period. Wynn Palace and Wynn Macau cater to premium VIP and mass market guests, and we believe the recovery in Macau will be driven by the premium guest. For example, in the five-week period following the reopening of our properties on 20 February 2020, gross gaming revenues was approximately 25% of the historical gross gaming revenues run-rate, which was driven primarily by our VIP and premium mass market guests, despite significant travel restrictions. During this period, our daily Adjusted Property EBITDA loss decreased to approximately US$0.8 million while our daily operating costs were approximately US$2.5 million during the closure period. We expect to achieve break-even Adjusted Property EBITDA upon reaching between 45% to 50% of our historical gross gaming revenues run-rate. The expected results discussed above are based on preliminary financial information from 1 April 2020 through 31 May 2020. Actual results could differ materially from the above expectations. Financial information for June 2020 is not currently available. Prospective investors should exercise caution in relying on this information and should not draw any inferences from this information regarding financial or operating data not yet provided or available. This preliminary information is subject to the completion of the second quarter of 2020 and the preparation of the condensed consolidated financial statements as of and for the six months ending 30 June 2020, including the review of those financial statements by the Company’s internal accounting professionals and our audit committee as well as the review by the Company’s independent auditors. 4

On 30 March 2020 the Company announced that after deliberation by the board of directors of the Company no dividend would be recommended or paid with respect to the year ended 31 December 2019. During this unprecedented COVID-19 crisis, the Company’s primary focus is on safeguarding its Macau operations and most importantly the well-being of its over 13,000 employees. GENERAL As no binding agreement in relation to the proposed offering of Notes has been entered into as at the date of this announcement, the proposed offering of Notes may or may not materialize. Investors and shareholders of the Company are urged to exercise caution when dealing in the securities of the Company. DEFINITIONS In this announcement, unless otherwise indicated in the context, the following expressions have the meanings set out below: “Adjusted Property EBITDA” : net income (loss) before interest, income taxes, depreciation and amortization, pre-opening expenses, property charges and other, management and license fees, corporate expenses and other (including intercompany golf course and water rights leases), stock-based compensation, change in derivatives fair value, loss on extinguishment of debt, and other non-operating income and expenses “Company” : Wynn Macau, Limited, a company incorporated in the Cayman Islands on 4 September 2009 as an exempted company with limited liability “Connected Person” : has the meaning ascribed to it under the Listing Rules “COVID-19 Pandemic” : an outbreak of a respiratory illness caused by a new strain of coronavirus (the “COVID-19”) that was identified in January 2020. The disease has since spread rapidly across the world, causing the World Health Organization to declare the outbreak a pandemic on 12 March 2020 “Group” : the Company and its subsidiaries, or any of them, and the businesses carried on by such subsidiaries “Hong Kong” : the Hong Kong Special Administrative Region of the People’s Republic of China 5

“Initial Purchasers” : Deutsche Bank AG, Singapore Branch, Banco Nacional Ultramarino, S.A., Bank of China Limited, Macau Branch, Bank of Communications Co., Ltd. Macau Branch, BNP Paribas, BOCI Asia Limited, BofA Securities, Inc., DBS Bank Ltd., Industrial and Commercial Bank of China (Macau) Limited, J.P. Morgan Securities plc, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and United Overseas Bank Limited, Hong Kong Branch (incorporated in Singapore with limited liability) “Macau Operations” : the integrated Wynn Palace and Wynn Macau and Encore at Wynn Macau “Listing Rules” : the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited, as amended from time to time “Notes” : the USD-denominated senior notes to be issued by the Company “PRC” : People’s Republic of China, excluding Hong Kong, Macau and Taiwan “Professional Investors” : (1) qualified institutional buyers within the meaning of Rule 144A under the Securities Act, (2) non-U.S. persons outside the United States as defined under Regulation S under the Securities Act, (3) for persons in Hong Kong, professional investors as defined in Part 1 of Schedule 1 to the SFO (including those prescribed by rules made under Section 397 of the SFO) and/or (4) for persons outside Hong Kong, a person to whom securities may be sold in accordance with a relevant exemption from public offer regulations in that jurisdiction “Purchase Agreement” : the agreement proposed to be entered into between the Initial Purchasers and the Company in relation to the issuance of the Notes “Securities Act” : the United States Securities Act of 1933, as amended “SFO” : the Securities and Futures Ordinance (Chapters 571 of the Laws of Hong Kong) “Sole Global Coordinator and : Deutsche Bank AG, Singapore Branch   Left Lead Bookrunner” “Stock Exchange” : The Stock Exchange of Hong Kong Limited 6

“table games win percentage” : amount of table games win divided by the amount of table drop and/or turnover “United States” : the United States of America “US$” or “USD” : United States dollars, the lawful currency of the United States “Wynn Macau : together, (i) the HK$17.93 billion (equivalent) fully-   Credit Facilities” funded senior term loan facility and (ii) the HK$5.84 billion (equivalent) senior revolving credit facilities extended to Wynn Resorts (Macau) S.A. on 30 September 2015 as subsequently amended from time to time and refinanced on 21 December 2018 (the “Wynn Macau Revolver”) “Wynn Resorts” : Wynn Resorts, Limited, a company formed under the laws of the State of Nevada, United States and our controlling shareholder By Order of the Board Wynn Macau, Limited Dr. Allan Zeman Chairman Hong Kong, 11 June 2020 As at the date of this announcement, the Board comprises Matthew O. Maddox and Ian Michael Coughlan (as Executive Directors); Linda Chen (as Executive Director and Vice Chairman); Craig S. Billings (as Non-Executive Director); Allan Zeman (as Independent Non-Executive Director and Chairman); and Jeffrey Kin-fung Lam, Bruce Rockowitz, Nicholas Sallnow-Smith and Leah Dawn Xiaowei Ye (as Independent Non-Executive Directors) 7